UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________
FORM 8-K
__________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

__________________________________________________________________
NCI Building Systems, Inc.
(Exact name of Registrant as specified in its charter)
__________________________________________________________________

Delaware (State or other jurisdiction of incorporation)	001-14315 (Commission File Number)	76-0127701 (IRS Employer Identification No.)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788
__________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Expansion of Board and Appointment of New Board Members
On May 23, 2017, the Board added one position to the Board thereby increasing the total Board positions to 12.
On May 23, 2017, in connection with the newly created directorship vacancy, the Board appointed James Metcalf as a Class II director of the Company, effective immediately. The Board also appointed Mr. Metcalf to the Executive Committee of the Board.
On May 23, 2017, the Board appointed William R. VanArsdale to the Nominating and Corporate Governance Committee of the Board.
In connection with its decision to appoint Mr. VanArsdale to the Nominating and Corporate Governance Committee of the Board, the Board determined that Mr. VanArsdale will be an “independent” director, as independence is defined under applicable NYSE listing standards. In addition, in connection with its decision to appoint Mr. Metcalf to the Board, the Board determined that Mr. Metcalf will be an “independent” director, as independence is defined under applicable NYSE listing standards.
Mr. Metcalf will receive compensation in accordance with the Company’s standard director compensation arrangements as described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on January 25, 2017. In connection with his appointment, Mr. Metcalf will enter into a standard indemnification agreement with the Company, which form is filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on October 26, 2009, and is incorporated herein by reference.
Item 8.01 Other Events.
On May 23, 2017, the Company issued a press release regarding the appointment of Mr. Metcalf to the Company’s board. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
Todd R. Moore
Executive Vice President, General Counsel and
Secretary

Date: May 23, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 23, 2017.